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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92171) of High Speed Access Corp. of our report dated February 22, 2000 relating to the financial statements which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Louisville, Kentucky
March 28, 2000